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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                Current Report



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                               November 30, 1997
                       (Date of earliest event reported)

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                           GOLDEN STATE BANCORP INC.
            (Exact name of registrant as specified in its charter)


                                   333-28037
                           (Commission File Number)



                   Delaware                                  95-4642135
          (State or other jurisdiction                     (I.R.S. Employer
                of incorporation)                        Identification Number)


414 North Central Avenue, Glendale, California                  91203
    (Address of principal executive office)                   (Zip Code)


              Registrant's telephone number, including area code
                                (818) 500-2000

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Item 5.   Other Events

          On December 1, 1997, Golden State Bancorp Inc. ("Golden State"), parent company of Glendale Federal Bank, Federal Savings Bank ("Glendale Federal"), announced that it had entered into a definitive agreement with RedFed Bancorp Inc. ("RedFed") pursuant to which Golden State will acquire RedFed in a tax-free, stock-for-stock merger (the "RedFed Merger") with a total transaction value of approximately $158 million. In the RedFed Merger, which will be accounted for as a purchase business combination, Golden State will issue shares of Golden State Common Stock with a value of $20.75 for each outstanding share of the common stock of RedFed. The exact number of shares of Golden State Common Stock to be issued to holders of RedFed common stock will be determined based on the average closing price of Golden State Common Stock for the ten trading days prior to the second business day before the closing of the RedFed Merger. Golden State intends to purchase shares of Golden State Common Stock in the open market in an amount equal to the amount that will be issued in the RedFed Merger.

Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits

          (c)  Exhibits

               99A. Press release, dated December 1, 1997, regarding purchase of RedFed Bancorp, with attachments.

               99B. Investor presentation - Golden State Bancorp Inc. Acquisition of RedFed Bancorp Inc., dated December 1, 1997.

               99C. Agreement and Plan of Merger between Golden State Bancorp Inc. and RedFed Bancorp Inc., dated as of November 30, 1997.



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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                                 Golden State Bancorp Inc.
                                            ------------------------------------
                                                      (Registrant)


Date:     December 16, 1997                 By:  /s/ John E. Haynes
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                                                   John E. Haynes
                                                   Chief Financial Officer
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                                 EXHIBIT INDEX
                                 -------------
                                                              SEQUENTIAL
 EXHIBIT                                                      NUMBERING
 NUMBER                                                       PAGE NO.
 ------                                                       --------
  99A.   Press release, dated December 1, 1997, regarding
         purchase of RedFed Bancorp, with attachments.

  99B.   Investor presentation - Golden State Bancorp Inc.
         Acquisition of RedFed Bancorp Inc., dated
         December 1, 1997.

  99C. Agreement and Plan of Merger between Golden State Bancorp Inc. and RedFed Bancorp Inc., dated as of November 30,
         1997.